Operation (Details) - Zenvia Brazil - Movidesk Ltda. – Movidesk - BRL (R$) R$ in Thousands	Dec. 31, 2022	May 02, 2022
Operational context
Consideration transferred		R$ 485,115
Other net liabilities		(3,367)
Intangible assets - Digital platform		229,705
Intangible assets - Customer portfolio		12,594
Total net assets acquired at fair value		238,932
Net assets attributable to NCI		(67)
Goodwill	R$ 246,250	R$ 246,250